                                                                    EXHIBIT 99.1

                                                                              CA

                                                          America's Workplace(R)

                                second quarter

                            [PICTURES APPEARS HERE]

                   Supplemental Operating and Financial Data
                      For the Quarter Ended June 30, 2000



 All dollar amounts shown in this report are in U.S. dollars unless otherwise noted.

   This supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Company.
Any offers to sell or solicitations to buy any securities of the Company shall be made by means of a prospectus.

                               TABLE OF CONTENTS

                                                                                          PAGE
                                                                                          ----
CORPORATE OVERVIEW

     The Company.....................................................................      1
     Board of Directors / Executive Officers / Research Coverage.....................      2
     Regional Offices / Investor Relations / Information Requests....................      3

FINANCIAL HIGHLIGHTS

     Key Quarterly Financial Data....................................................      4
     Consolidated Balance Sheets.....................................................      5
     Statements of Operations........................................................      6
     FFO Statement...................................................................      7
     Same Store Results and Analysis.................................................      8
     Statements of EBITDA............................................................      9
     Financial Ratios................................................................      10
     Share and Operating Partnership Unit Data ......................................      11
     Debt Capitalization Summary.....................................................      12

SEGMENT ANALYSIS

     Core Operating Properties
     -------------------------
     Current Summary of Operating Properties.........................................      13-16
     Occupancy Summary and Lease Roll-over Schedule..................................      17
     Top 25 Tenants by Rent..........................................................      18
     Development
     -----------
     Development Activity by Market..................................................      19
     Land Held for Development Schedule..............................................      20

                                second quarter


                              CORPORATE OVERVIEW

THE COMPANY
-----------

CarrAmerica Realty Corporation (the "Company") is a self-administered and self-managed equity real estate investment trust ("REIT"), organized under the laws of Maryland, which owns, develops, acquires and operates office properties. The Company's office properties are located primarily in 14 suburban markets across the United States. In addition, the Company's former affiliate HQ Global Workplaces, Inc. is engaged in the business of leasing commercial office space in the form of executive office suites and business services. On June 1, 2000, this affiliate merged with Vantas Incorporated. The Company retained an interest in the merged entity. As a result, the financial performance of HQ Global Workplaces, Inc. is presented in the Company's results as "Discontinued Operations".


CURRENT PORTFOLIO
-----------------
(consolidated, stabilized; as of 6/30/00)

276 Properties
23.1 Million Square Feet


CARRAMERICA MISSION STATEMENT
-----------------------------

Our primary goal is to excel in meeting the needs of our customers by providing built environments of the highest quality and services that continue to set new standards of excellence. The core values that infuse our efforts are quality, integrity, a sense of community and a genuine commitment to people.


UNSECURED SENIOR DEBT RATINGS
-----------------------------

                      Rating  Outlook
                      ------  --------
Duff & Phelps:        BBB     Stable
Moody's:              Baa3    Positive
Standard & Poor's:    BBB     Stable


YEAR-TO-DATE AVERAGE OCCUPANCY (stabilized)
------------------------------

97.3%


REGIONAL DISTRIBUTION
---------------------
(consolidated, stabilized; as of 6/30/00)

                        Based on                Based on
                          NOI                Square Footage
                     ------------------------------------------
Pacific Region           43.35%                  41.75%
Southeast Region         26.38%                  23.09%
Central Region           19.05%                  21.32%
Mountain Region          11.22%                  13.83%


TOP 5 MARKETS
-------------
(consolidated, stabilized; as of 6/30/00)

                                 % of NOI       % of Sq. Ft.
                                ----------     --------------

San Francisco Bay Area               25.77%             21.94%
Washington D.C. Metro                17.98%             12.68%
Orange County/Los Angeles             7.39%              7.88%
Dallas                                6.88%              7.62%
Chicago                               7.30%              7.58%
                                ----------     --------------
                                     65.33%             57.70%
                                ==========     ==============


DEVELOPMENT ACTIVITY
--------------------

The Company has placed in service the following developed properties during the year:

                                       Square         Cost ($ in
Stabilized Properties                  Footage        thousand)
---------------------                -----------------------------
Canyon Park Common 4                     66,448            8,634
Clarify Corporate Center A               64,512           12,702
Pacific Corp. Plaza 1                    34,355            5,279
Pacific Corp. Plaza 2                    49,603            7,304
Parkway North Four                      171,157           27,457
Riata 3                                  62,209            8,769
Sorenson X                               41,288            5,028
Sunset Corporate Park A                  43,717            5,334
Sunset Corporate Park B                  43,717            5,880
Sunset Corporate Park C                  44,407            5,713
Wasatch 17                               72,088            8,731
                                     -----------------------------
                                        693,501          100,831
                                     =============================

Buildings Partially Placed in
-----------------------------
Service (total)                          90,756           15,195
-------                              =============================

BOARD OF DIRECTORS
------------------

Thomas A. Carr
Chairman of the Board, President
and Chief Executive Officer
CarrAmerica Realty Corporation

Ronald Blankenship
Vice Chairman and Chief Operating Officer
Security Capital Group Incorporated

Andrew F. Brimmer
President
Brimmer & Company Inc.

Oliver T. Carr, Jr.
Chairman of the Board
The Oliver Carr Company

A. James Clark
Chairman of the Board and President
Clark Enterprises, Inc.

Timothy Howard
Executive Vice President and
Chief Financial Officer
Fannie Mae

Caroline S. McBride
Managing Director
Security Capital Global Strategic Group, Inc.

William D. Sanders
Chairman
Security Capital Group Incorporated

Wesley S. Williams, Jr.
Partner
Covington & Burling


EXECUTIVE OFFICERS
------------------

Thomas A. Carr
President & Chief Executive Officer

Philip L. Hawkins
Chief Operating Officer

Richard F. Katchuk
Chief Financial Officer

RESEARCH COVERAGE
-----------------

Amy Young
Deutsche Banc Alex. Brown
(410) 895-3363

Christopher Haley
First Union
(804) 782-3708

James Kammert
Goldman, Sachs & Company
(212) 855-0670

John Lutzius/Elizabeth Morse
Green Street Advisors
(949) 640-8780

Lee Schalop/Alexis Hughes
CS First Boston
(212) 325-6243/(212) 325-4901

David Fick/Ken Weinberg
Legg Mason Wood Walker
(410) 454-5018/(410) 454-5175

David Harris
Lehman Brothers
(212) 526-5702

Eric Hemel/Virginia Dawson
Merrill Lynch & Company, Inc.
(212) 449-0334/(212) 449-4484

Greg Whyte
Morgan Stanley Dean Witter
(212) 761-6331

Jonathan Litt/Gary Boston
Salomon Smith Barney
(212) 816-0231/(212) 816-1383

Fred Carr, Jr.
The Penobscot Group, Inc.
(617) 723-9600

Louis Taylor
Prudential R.E. Securities Investors
(212) 778-4424

CORPORATE HEADQUARTERS
----------------------

1850 K Street, N.W. Suite 500
Washington, D.C.  20006
(202) 729-1000


REGIONAL OFFICES
----------------

Atlanta, Georgia
J. Thad Ellis, Regional Managing Director

Austin, Texas
Jeffrey S. Pace, Regional Managing Director

Chicago, Illinois
Gerald J. O'Malley, Regional Managing Director

Dallas, Texas
William Vanderstraaten, Regional Managing Director

Denver, Colorado
William Krokowski, Regional Managing Director

Florida
J. Thad Ellis, Regional Managing Director

Northern California
Leah N. Segawa, Regional Managing Director

Phoenix, Arizona
Robert Milkovich, Regional Managing Director

Salt Lake City
William Krokowski, Regional Managing Director

Seattle/Portland
Clete Casper, Regional Managing Director

Southern California
Robert Milkovich, Regional Managing Director

Washington, D.C.
John Donovan, Regional Managing Director


HQ GLOBAL WORKPLACES, INC.
--------------------------

15950 North Dallas Parkway
Suite 400
Dallas, Texas  75248

Gary M. Kusin, President and CEO


STOCK EXCHANGE LISTINGS
-----------------------

New York Stock Exchange


TRADING SYMBOL
--------------

CRE

INVESTOR RELATIONS
------------------

CarrAmerica Realty Corporation
1850 K Street, N.W.
Washington, D.C.  20006
Telephone:  (202) 729-1000
Fax:  (202) 729-1060

CONTACT
-------

Stephen M. Walsh
Vice President, Capital Markets
Telephone:  (202) 729-1764
E-mail:  swalsh@carramerica.com
         ----------------------

INFORMATION REQUEST
-------------------

To request a standard Investor Relations package, Annual Report, or to be added to our mailing or fax list, please contact or address an e-mail to:

                 Investor Relations at (202) 729-7518
                 Or 1 (800) 417-2277
                 swalsh@carramerica.com


                                                                              CA
                                         PLEASE VISIT OUR CORPORATE WEB SITE AT:
                                         ---------------------------------------
                                                             www.carramerica.com
                                                             -------------------
                                second quarter




                             FINANCIAL HIGHLIGHTS

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                         Key Quarterly Financial Data
________________________________________________________________________________
($ and shares in thousands)

                                                      As of 6/30/00   As of 3/31/00   As of 12/31/99   As of 9/30/99   As of 6/30/99
                                                      ------------------------------------------------------------------------------
Shares and Units:
-----------------

Common Shares                                             66,307          67,027           66,826          66,799          66,783
Outstanding OP Units (a)                                   6,364           6,480            6,480           6,496           6,495
Convertible Preferred Shares                                 480             480              680             680             680
Combined Shares and OP Units (a)                          73,151          73,987           73,986          73,975          73,958
Weighted Average - Basic                                  66,856          66,967           67,858          66,795          66,779
Weighted Average - Diluted                                74,684          74,233           75,160          74,078          74,353

Share Price:
------------

At the end of the period                              $    26.52      $    21.25       $    21.38      $    21.94      $    25.00
High during period                                         28.31           22.32            22.69           24.63           26.50
Low during period                                          21.38           19.94            17.94           21.50           20.94

Capitalization Summary (continuing operations):
-----------------------------------------------

Market Value of Common Equity                         $1,939,965      $1,572,224       $1,581,451      $1,622,819      $1,848,942
Preferred Equity                                         400,000         400,000          400,000         400,000         400,000
Total Debt (e)                                         1,432,972       1,609,911        1,603,371       1,544,675       1,528,051
Total Market Capitalization (e)                        3,772,937       3,582,135        3,584,822       3,567,494       3,776,993
Total Debt / Total Market Capitalization (e)                38.0%           44.9%            44.7%           43.3%           40.5%

Financial Information (continuing operations):
----------------------------------------------

Total Assets (g)                                      $3,318,363      $3,477,034       $3,479,072      $3,429,761      $3,437,823
Book Value of Real Estate Assets (before               3,313,038       3,312,305        3,287,885       3,227,604       3,231,370
 accumulated depreciation) (e)
Total Liabilities (e)                                  1,540,890       1,705,397        1,699,771       1,635,674       1,645,362
Total Minority Interest (Including OP) (e)                89,389          92,405           92,586          94,854          93,381
Total Shareholders Equity (e)                          1,688,084       1,679,232        1,686,715       1,699,229       1,699,080

Total Operating Revenues (e)                             144,439         141,566          133,847         132,513         124,185
Property NOI                                              94,625          92,397           87,361          86,562          76,607
Property Operating Margin                                   68.0%           67.6%            67.3%           67.5%           64.2%
EBITDA (e)                                                90,076          89,892           83,810          82,390          74,597
EBITDA per share - basic (e)                                1.35            1.34             1.24            1.23            1.12
EBITDA per share - diluted (e)                              1.21            1.21             1.12            1.11            1.00
Interest Coverage Ratio (c, e)                               3.6             3.3              3.4             3.5             3.8
Interest Coverage Ratio (d, e)                               3.1             3.0              2.9             2.9             2.6
Fixed Charge Coverage Ratio (c, e)                           2.4             2.3              2.3             2.3             2.4
Fixed Charge Coverage Ratio (d, e)                           2.2             2.1              2.0             2.0             1.9
Adjusted Funds From Operations (e, f)                     55,430          53,516           49,295          49,631          45,955
Dividends declared                                         .4625           .4625            .4625           .4625           .4625
FFO payout ratio - Diluted (e)                              62.5%           64.2%            69.5%           69.0%           74.6%
Net-Straight Line revenue/expense adjustment               3,465           3,001            4,969           3,708           3,239

Portfolio Size (including unconsolidated properties):
-----------------------------------------------------

Buildings                                                    281             282              275             262             262
Total Square Footage                                      24,331          24,317           23,797          23,047          22,631
Current Weighted Average Occupancy                          98.4%           96.7%            97.6%           96.9%           96.8%

    (a) Operating Partnership
    (b) See page 7 for definition of Funds from Operations (FFO).
    (c) Excluding covering capitalized interest.
    (d) Including covering capitalized interest.
    (e) Restated to exclude discontinued operations
    (f) Represents diluted Funds from Operations (FFO).
    (g) Restated to account for discontinued operations

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                          Consolidated Balance Sheets
--------------------------------------------------------------------------------
(In thousands)



                                                    June 30,      December 31,
                                                      2000           1999
                                                 -------------  --------------
                                                  (unaudited)
Assets
------
Rental Property:
  Land                                           $    674,900    $   674,390
  Buildings                                         2,082,926      2,082,533
  Tenant Improvements                                 345,437        304,983
  Furniture, fixtures and equipment                     6,032          5,916
                                                 ------------    -----------
                                                    3,109,295      3,067,822
  Less - accumulated depreciation                    (366,997)      (323,455)
                                                 ------------    -----------
     Net rental property                            2,742,298      2,744,367

Land held for future development                       96,863        104,050
Construction-in-progress                              106,880        116,013
Cash and cash equivalents - unrestricted               52,799         51,886
Cash and cash equivalents - restricted                 12,797         12,475
Accounts and notes receivable                          31,973         34,734
Investments                                           117,496         67,143
Accrued straight-line rents                            53,712         47,764
Tenant leasing costs, net                              63,644         58,848
Deferred financing costs, net                          12,930         15,621
Prepaid expenses and other assets, net                 26,971         18,503
Net assets of discontinued operations                      --        207,668
                                                  -----------    -----------
                                                  $ 3,318,363    $ 3,479,072
                                                  ===========    ===========

Liabilities and Stockholders' Equity
------------------------------------
Liabilities:
  Mortgages and notes payable                     $ 1,432,972    $ 1,603,371
  Accounts payable and accrued expenses                77,065         68,643
  Rent received in advance and security deposits       30,853         27,757
                                                  -----------    -----------
                                                    1,540,890      1,699,771
                                                  -----------    -----------

Minority interest                                      89,389         92,586

Stockholders' equity:
  Preferred stock                                          93             95
  Common stock                                            663            668
  Additional paid in capital                        1,802,621      1,816,990
  Cumulative dividends paid in excess of net
  income                                             (115,293)      (131,038)
                                                  -----------    -----------
                                                    1,688,084      1,686,715
                                                  -----------    -----------
                                                  $ 3,318,363    $ 3,479,072
                                                  ===========    ===========

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                     Consolidated Statements of Operations
--------------------------------------------------------------------------------
(In thousands, except per share amounts)

                                                                          Three Months Ended          Six Months Ended
                                                                               June 30,                    June 30,
                                                                       ------------------------     ------------------------
                                                                           2000         1999            2000         1999
                                                                           ----         ----            ----         ----
Revenues:                                                                     (unaudited)                  (unaudited)
  Rental income (1):
    Minimum base rent                                                  $ 115,303     $ 101,173      $ 229,183     $ 204,313
    Recoveries from tenants                                               17,505        13,838         34,339        27,971
    Parking and other tenant charges                                       6,319         4,227         12,230         8,412
                                                                       ---------     ---------      ---------     ---------
          Total rental revenue                                           139,127       119,238        275,752       240,696
                                                                       ---------     ---------      ---------     ---------
    Real estate service income                                             5,312         4,947         10,253         8,847
                                                                       ---------     ---------      ---------     ---------
          Total operating revenues                                       144,439       124,185        286,005       249,543
                                                                       ---------     ---------      ---------     ---------
Operating expenses:
  Property expenses:
         Operating expenses                                               31,930        30,808         64,212        60,112
         Real estate taxes                                                12,572        11,823         24,518        22,864
  Interest expense                                                        25,115        19,843         52,005        41,161
  General and administrative                                              12,001         8,982         21,773        18,291
  Depreciation and amortization                                           35,170        28,455         67,319        54,610
                                                                       ---------     ---------      ---------     ---------
         Total operating expenses                                        116,788        99,911        229,827       197,038
                                                                       ---------     ---------      ---------     ---------

         Real estate operating income                                     27,651        24,274         56,178        52,505
                                                                       ---------     ---------      ---------     ---------
Other operating income:
  Interest income                                                            873           886          1,750         1,798
  Equity in earnings of unconsolidated partnerships                        1,267         1,136          2,716         2,631
  Gain on settlement of treasury locks                                        --            --             --         4,489
                                                                       ---------     ---------      ---------     ---------
         Total other operating income                                      2,140         2,022          4,466         8,918
                                                                       ---------     ---------      ---------     ---------
         Income from continuing operations before gain on sale
           of assets, income taxes, and minority interest                 29,791        26,296         60,644        61,423
  Income taxes                                                                 0             0              0             0
  Minority interest                                                       (2,353)       (4,518)        (5,408)      (10,254)
                                                                       ---------     ---------      ---------     ---------
         Income from continuing operations before gain on sale
           of assets                                                      27,438        21,778         55,236        51,169

         Discontinued operations - Income (loss) from
           operations of discontinued Executive Suites subsidiary
           (less applicable income tax expense)                            1,836        (1,849)           456        (3,120)

         Discontinued operations - Gain on sale of discontinued
           operations (less applicable income tax expense of
           $21,131)                                                       31,852             0         31,852             0
                                                                       ---------     ---------      ---------     ---------

  Net income before gain on sale of assets:                               61,126        19,929         87,544        48,049
  Gain on sale of assets, net of income taxes                              2,387        10,477          7,741        28,532
Net income                                                             $  63,513     $  30,406      $  95,285     $  76,581
                                                                       =========     =========      =========     =========
         Basic net income per common share:
              Net income from continuing operations                    $    0.28     $    0.19      $    0.56     $    0.49
              Discontinued operations                                       0.03         (0.03)          0.01         (0.05)
              Gain on sale of discontinued operations                       0.48            --           0.48            --
              Gain on sale of assets, net                                   0.03          0.16           0.11          0.41
                                                                       ---------     ---------      ---------     ---------
              Net income                                               $    0.82     $    0.32      $    1.16     $    0.85
                                                                       =========     =========      =========     =========
         Diluted net income per share:
              Net income from continuing operations                    $    0.28     $    0.19      $    0.58     $    0.49
              Discontinued operations                                       0.03         (0.03)          0.01         (0.05)
              Gain on sale of discontinued operations                       0.43            --           0.43            --
              Gain on sale of assets, net                                   0.03          0.16           0.10          0.40
                                                                       ---------     ---------      ---------     ---------
              Net income                                               $    0.77     $    0.32      $    1.12     $    0.84
                                                                       =========     =========      =========     =========

NOTE:    (1) Rental income includes $3,465 and $3,239 of accrued straight-line rents for the three month periods ended June 30, 2000 and 1999, respectively, and $6,466 and $5,654 of accrued straight-line rents for the six month periods ended June 30, 2000 and 1999, respectively.

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                             Funds From Operations
--------------------------------------------------------------------------------
     The National Association of Real Estate Investment Trusts (NAREIT) defines funds from operations ("FFO") as net income (loss) (computed in accordance with generally accepted accounting principles), excluding gains (or losses) from debt restructuring or sales of property, plus depreciation and amortization of assets uniquely significant to the real estate industry and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis. NAREIT's definition for FFO excludes discontinued operations, however, the Company has elected to calculate FFO from discontinued operations, the Company's executive suites business. FFO for discontinued operations includes executive suites earnings before depreciation, amortization and deferred taxes ("EBDADT"). The Company has restated the prior year to conform with the current year presentation which excludes the add back of development losses associated with the Company's executive suites business. The Company continues to exclude the gain on settlement of treasury locks for the restated 1999 FFO.

(In thousands, except per share amounts)                                         Three Months Ended           Six Months Ended
                                                                                      June 30,                    June 30,
                                                                              --------------------------     --------------------
                                                                                     2000         1999          2000         1999
                                                                                     ----         ----          ----         ----
                                                                                        (unaudited)               (unaudited)
Net income from continuing operations before minority interest:                $   32,178   $   36,777     $  68,385    $  89,956

Adjustments to derive funds from continuing operations:
 Add: Depreciation and amortization                                                34,381       28,409        65,823       53,776
 Deduct:
   Minority interests' (non Unitholders) share
     of depreciation, amortization and net income                                    (218)        (236)         (473)        (284)
   Gain on settlement of treasury locks                                                 0            0             0       (4,489)
   Gain on sale of assets, net of income taxes                                     (2,387)     (10,477)       (7,741)     (28,532)
                                                                               ----------   ----------     ---------    ---------
FFO from continuing operations before allocations to the minority Unitholders      63,954       54,473       125,994      110,427

Less:  FFO allocable to the minority Unitholders                                   (3,794)      (4,372)       (8,231)      (8,538)
                                                                               ----------   ----------     ---------    ---------
FFO from continuing operations                                                     60,160       50,101       117,763      101,889
Less:  Preferred stock dividends                                                   (8,745)      (8,838)      (17,522)     (17,583)
                                                                               ----------   ----------     ---------    ---------
FFO from continuing operations attributable to common shares                   $   51,415   $   41,262     $ 100,241    $  84,306
                                                                               ----------   ----------     ---------    ---------

Discontinued operations                                                             8,473        2,796        13,368        5,883
Gain on sale of discontinued operations                                            31,852           --        31,852           --
                                                                               ----------   ----------     ---------    ---------

FFO attributable to common shares                                              $   91,740   $   44,059     $ 145,461    $  90,188
                                                                               ==========   ==========     =========    =========

Weighted average common shares outstanding:
 Basic                                                                             66,856       66,779        66,912       68,927
 Diluted                                                                           74,684       74,320        74,292       76,408
                                                                               ==========   ==========     =========    =========

FFO from continuing operations attributable to common shares                   $   51,415   $   41,262     $ 100,241    $  84,305
Series A Preferred share dividends                                                    221          315           474          629
Minority interest from convertible partnership units                                3,794        4,372         8,232        8,538
                                                                               ----------   ----------     ---------    ---------
Adjusted FFO from continuing operations attributable to common shares          $   55,430   $   45,949     $ 108,947    $  93,472
                                                                               ==========   ==========     =========    =========

Weighted average common shares outstanding - Basic                                 66,856       66,779        66,912       68,927
Weighted average conversion of Series A Preferred shares                              480          680           510          680
Weighted average conversion of operating partnership units                          6,470        6,499         6,475        6,506
Incremental options                                                                   878          362           395          295
                                                                               ----------   ----------     ---------    ---------
Adjusted weighted average common shares - Diluted                                  74,684       74,320        74,292       76,408
                                                                               ==========   ==========     =========    =========

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                     Same Store Operating Property Results
--------------------------------------------------------------------------------
(In thousands)

                                         Three Months Ended            %             Six Months Ended            %
                                              June 30,               Change              June 30,              Change
                                    --------------------------    -----------    ------------------------    ---------
                                         2000          1999                          2000          1999
                                         ----          ----                          ----          ----
Real Estate Operating Revenue         $   105,118   $   97,392          7.9%     $   204,491   $  188,892          8.3%

Real Estate Operating Expenses             33,417       32,916          1.5%          63,635       62,679          1.5%
                                      -----------   ----------                   -----------   ----------

Total Real Estate Operating Income
 - GAAP Basis                         $    71,701   $   64,476         11.2%     $   140,856   $  126,213         11.6%
                                      ===========   ==========                   ===========   ==========

Straight-line Rent Adjustment               1,530        2,046        (25.2%)          3,296        6,072         45.7%
                                      -----------   ----------                   -----------   ----------

Total Real Estate Operating Income
 - Cash Basis                         $    70,171   $   62,430         12.4%     $   137,560   $  120,141         14.5%
                                      ===========   ==========                   ===========   ==========

YTD Average Occupancy                        97.4%        96.5%         0.9%            97.3%        96.5%         0.8%
                                      ===========   ==========                   ===========   ==========

Same Store Square Footage              17,776,049                                 17,391,960
                                      ===========                                ===========

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                              Statements of EBITDA
--------------------------------------------------------------------------------

(In thousands)

                                                                    Three Months Ended                  Six Months Ended
                                                                         June 30,                           June 30,
                                                            --------------------------------    -------------------------------
                                                                  2000              1999             2000              1999
                                                                  ----              ----             ----              ----
CONTINUING OPERATIONS:
 Revenues:
  Rental Income                                                   $139,127          $119,238         $275,752          $240,696
  Real estate service income                                         5,312             4,947           10,253             8,847
  Other income (1)                                                   2,140             2,022            4,466             4,429
                                                            --------------    --------------    -------------    --------------
      Total revenue                                                146,579           126,207          290,471           253,972
                                                            --------------    --------------    -------------    --------------

 Operating expenses:
  Property operating expenses:
   Operating expenses                                               31,930            30,808           64,212            60,112
   Real estate taxes                                                12,572            11,823           24,518            22,864
  General and administrative                                        12,001             8,982           21,773            18,291
                                                            --------------    --------------    -------------    --------------
      Total operating expenses                                      56,503            51,613          110,503           101,267
                                                            --------------    --------------    -------------    --------------
 EBITDA                                                           $ 90,076          $ 74,594         $179,968          $152,705
                                                            ==============    ==============    =============    ==============

NOTES:
(1) Balance has been restated to exclude discontinued operations. Also excludes gains on sales of assets and gain on settlement of treasury locks.

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                               Financial Ratios
--------------------------------------------------------------------------------



Financial Position Ratios for Continuing Operations:    June 30,    December 31,
----------------------------------------------------      2000         1999
                                                          ----         ----

Total Debt / Total Capitalization (Book Value) (4)         44.2%       47.0%
Total Debt / Total Capitalization (Market) (4)             38.0%       44.7%


Operating Ratios for Continuing Operations:           Three Months Ended       Six Months Ended
-------------------------------------------                June 30,                June 30,
                                                    ----------------------   --------------------
                                                       2000         1999       2000        1999
                                                       ----         ----       ----        ----
Secured EBITDA / Total EBITDA (4)                      33.8%        38.0%      34.6%       37.2%

Interest Coverage (1, 4)
   Excluding covering capitalized interest             3.59         3.76       3.46        3.71
   Covering capitalized interest                       3.15         2.65       3.04        2.65

Fixed charge coverage (4)
   Excluding covering capitalized interest             2.37         2.36       2.34        2.35
   Covering capitalized interest                       2.17         1.87       2.14        1.88


Diluted FFO Payout Ratio (2,4)                         62.5%        74.6%      62.9%       75.8%

G & A as a % of Revenue (3)                             8.3%         7.2%       7.6%        7.3%


NOTES:

(1) Calculated as EBITDA before minority interests allocation, extraordinary items, and nonrecurring charges divided by interest expense for the period.
(2) Dividends paid per common share divided by diluted FFO per share.
(3) Excludes gains on sales of assets and gain on settlement of treasury locks. Includes interest income and equity on earnings of unconsolidated subsidiaries.
(4) Restated to exclude discontinued operations.

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                   Share and Operating Partnership Unit Data
--------------------------------------------------------------------------------

The following table sets forth the Common and Series A Preferred shares of the Company and dividend and non-dividend paying operating partnership Units outstanding at June 30, 2000 and December 31, 1999, and the weighted average Common and Series A Preferred shares of the Company and dividend and non-dividend paying operating partnership Units outstanding for the quarter ended June 30, 2000 and 1999. The non-dividend paying Units are not entitled to any distributions until they convert into dividend paying Units on fixed dates in the future.



(In thousands)                                                 CarrAmerica
                                                                 Realty
                                           CarrAmerica         Corporation
                                              Realty            Series A
                                           Corporation         Convertible        Dividend Paying       Non-Dividend
                                          Common Shares     Preferred Shares           Units            Paying Units
                                           Outstanding       Outstanding (a)      Outstanding (b)       Outstanding
                                         --------------    ------------------    -----------------     --------------
Outstanding as of:
   June 30, 2000                                 66,307                   480                5,932                432
   December 31, 1999                             66,826                   680                6,048                432
                                         ==============    ==================    =================     ==============

Weighted average for the three
   months ended June 30:
   2000                                          66,856                   480                6,038                432
   1999                                          66,779                   680                5,959                540
                                         ==============    ==================    =================     ==============

Weighted average for the six months
   ended June 30:
   2000                                          66,912                   510                6,043                432
   1999                                          68,927                   680                5,966                540
                                         ==============    ==================    =================     ==============


Notes:
(a) Series A Preferred shares are convertible into common shares on a one-for-one basis.
(b) Operating partnership Units are convertible into cash or common shares on a one-for-one basis.
(c) The Company has the following Cumulative Redeemable Preferred shares outstanding which are not included in the table above:

        Series B 8,000,000 Shares
        Series C 6,000,000 Shares
        Series D 2,000,000 Shares

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                          Debt Capitalization Summary
--------------------------------------------------------------------------------
($ In thousands)

                                                               INTEREST RATE   PRINCIPAL BALANCE       MATURITY DATE
                                                               -------------   -----------------       -------------
SECURED INDEBTEDNESS:
       Total Secured Indebtedness                                       7.82%        $   627,523         11/15/00 to
                                                                        ----            --------          09/01/09


UNSECURED INDEBTEDNESS:
Senior Unsecured Notes                                                  7.20%        $   150,000          07/01/04
Senior Unsecured Notes                                                  6.63             100,000          03/01/05
Senior Unsecured Notes                                                  7.38             125,000          07/01/07
Senior Unsecured Notes                                                  6.88             100,000          03/01/08
Senior Unsecured Notes                                                  6.63             150,000          10/01/00
Unsecured Line of Credit - CarrAmerica Realty Corporation     LIBOR + 90 bps             166,000          08/26/01
Purchase Notes - OMNI Offices (UK)                                      5.25              14,449           7/30/00

       Total Unsecured Indebtedness                                                  $   805,449
                                                                                     -----------

       Total Indebtedness                                                            $ 1,432,972
                                                                                     -----------

                                second quarter




                                SEGMENT ANALYSIS

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
               Current Summary of Portfolio Operating Properties
________________________________________________________________________________

The following table sets forth certain information about each operating property owned by the Company as of June 30, 2000:

                                                                                                        Percentage
                                          Net Rentable Area          Percent            Number           of Total
Property                                   (square feet)/(1)/        Leased/(2)/     of Buildings       Square Feet
--------                                   -------------             ------          ------------       -----------
Consolidated Properties
-----------------------

SOUTHEAST REGION
Downtown Washington, D.C.:
 International Square                          1,014,382               99.8%              3
 900 19th Street                                 101,015              100.0               1
 2550 M Street                                   187,931               96.8               1
 1730 Pennsylvania Avenue                        229,377              100.0               1
 1255 23rd Street                                305,528               99.4               1
 1747 Pennsylvania Avenue                        151,983               91.7               1
 1775 Pennsylvania Avenue                        143,981               97.5               1
Suburban Washington, D.C.:
 One Rock Spring Plaza                           204,677              100.0               1
 Sunrise Corporate Center                        260,253               99.2               3
 Reston Crossing East & West                     327,788              100.0               2
Atlanta, GA:
 Glenridge                                        64,052               80.6               1
 Century Springs West                             94,332               86.9               1
 Holcomb Place                                    72,824               98.7               1
 Midori                                           99,691              100.0               1
 Parkwood                                        151,441               95.8               1
 Lakewood                                         80,338               98.1               1
 The Summit                                      179,085              100.0               1
 Spalding Ridge                                  128,233               99.3               1
 2400 Lake Park Drive                            101,420               90.3               1
 680 Engineering Drive                            62,154              100.0               1
 Embassy Row                                     465,155               93.1               3
 Embassy 100, 500                                190,470              100.0               2
 Waterford Centre                                 82,161               97.5               1
Boca Raton, FL:
 Peninsula Plaza                                 162,303               87.9               1
 Peninsula Executive Center I & II               187,713               96.7               2
 Presidential Circle                             280,742               89.9               1
                                               ---------               ----               -
  Southeast Region Subtotal                    5,329,029               97.0%             35               23.1%
                                               ---------               ----

PACIFIC REGION
Southern California,
Orange County/Los Angeles:
 Scenic Business Park                            140,812               98.1%              4
 Harbor Corporate Park                           151,888               95.7               4
 Plaza PacifiCare                                104,377              100.0               1
 Katella Corporate Center                         80,609               96.1               1
 Warner Center                                   344,374               99.7              12
 South Coast Executive Center                    161,787              100.0               2
 Warner Premier                                   61,553              100.0               1
 Von Karman                                      103,713              100.0               1
 2600 W. Olive                                   144,831              100.0               1
 Bay Technology Center                           107,481              100.0               2
 Pacific Corporate Plaza 1, 2, 3                 125,671              100.0               3
 Alton Deere Plaza                               182,183               99.0               6
 Westlake Spectrum                               108,084              100.0               2

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
               Current Summary of Portfolio Operating Properties
________________________________________________________________________________

                                                                                                             Percentage
                                               Net Rentable Area          Percent            Number           of Total
Property                                        (square feet)/(1)/        Leased/(2)/     of Buildings       Square Feet
--------                                        -------------             ------          ------------       -----------
Southern California,
San Diego:
 Del Mar Corporate Plaza                             123,142               100.0%             2
 Wateridge Pavilion                                   62,194               100.0              1
 Towne Center Technology Park 1, 2, 3                182,120               100.0              3
 Lightspan                                            64,800               100.0              1
 La Jolla Spectrum                                    79,759               100.0              1
 Palomar Oaks Technology Park                        170,358                99.9              6
 Jaycor                                              105,358               100.0              1
 Highlands Corporate Center                          205,085                99.9              5
Northern California,
San Francisco Bay Area:
 CarrAmerica Corporate Center                      1,001,976               100.0              6
 Valley Business Park I                               67,784               100.0              2
 Bayshore Centre 2                                    94,874               100.0              1
 Rincon Centre                                       201,178               100.0              3
 Valley Centre II                                    212,082               100.0              4
 Valley Office Centre                                 68,881               100.0              2
 Valley Centre                                       102,291               100.0              2
 Valley Business Park II                             166,928               100.0              6
 Rio Robles                                          368,178               100.0              7
 3745 North First Street                              67,582               100.0              1
 Baytech Business Park                               300,000               100.0              4
 3571 North First Street                             116,000               100.0              1
 San Mateo Center I                                   70,000               100.0              1
 Oakmead West Land A-G                               425,981               100.0              7
 San Mateo II & III                                  141,404               100.0              2
 Hacienda West                                       206,652                88.5              2
 Sunnyvale Technology Center                         165,520               100.0              5
 Clarify Corporate Center 1, 2, 3, 4                 258,048               100.0              4
 Valley Technology Center 1, 2, 3, 4 & 5             350,000               100.0              5
 Golden Gateway Commons                              272,977                99.5              3
 Techmart Commerce Center                            265,979                99.0              1
 Freemont Technology Park 1, 2, 3                    139,304               100.0              3
Portland, OR:
 RadiSys Corporate Headquarters                       80,525               100.0              1
 Sunset Corporate Park                               131,841                92.1              3
 RadiSys II                                           45,655               100.0              1
Seattle, WA:
 Redmond East                                        396,497               100.0             10
 Redmond Hilltop B & C                                90,880               100.0              2
 Canyon Park Business Center                         316,978               100.0              6
 Willow Creek                                         96,179               100.0              1
 Willow Creek Corp. Center 1, 2, 3, 4, 5, 6          329,009               100.0              6
 Canyon Park Commons 1, 2, 4                         176,846               100.0              3
 Canyon Park Commons                                  95,290               100.0              1
                                                   ---------               -----              -

    Pacific Region Subtotal                        9,633,498                99.4%           166                41.8%
                                                   ---------               -----

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
               Current Summary of Portfolio Operating Properties
--------------------------------------------------------------------------------

                                                                                                             Percentage
                                                           Net Rentable Area    Percent         Number       of Total
Property                                                    (square feet)/(1)/  Leased/(2)/  of Buildings    Square Feet
--------                                                   -----------------    ----------   ------------    -----------
CENTRAL REGION
Austin, TX:
 Great Hills Plaza                                                135,333          100.0%          1
 City View Centre                                                 136,183          100.0           3
 Riata 2, 3, 4, 5, 6, 8, 9                                        582,325           99.9           7
 City View Center                                                 128,716          100.0           1
 Tower of the Hills                                               166,149           99.7           2
 Riata Crossing 1, 2, 3                                           265,190          100.0           3
Chicago, IL:
 Parkway North I                                                  249,314           97.9           1
 Parkway North III                                                257,573          100.0           1
 Parkway North IV, VI                                             262,761           97.3           2
 Unisys                                                           364,115           95.9           2
 The Crossings                                                    296,230           97.8           2
 Bannockburn I & II                                               209,582           97.8           2
 Bannockburn IV                                                   108,469          100.0           1
Dallas, TX:
 Cedar Maple Plaza                                                113,588           85.5           3
 Quorum North                                                     116,084           92.9           1
 Quorum Place                                                     178,296          100.0           1
 Tollway Plaza 1, 2                                               359,903          100.0           2
 Two Mission Park                                                  78,020           97.1           1
 Royal Ridge A & B                                                247,239          100.0           2
 Commons @ Las Colinas 1, 3                                       380,764          100.0           2
 5000 Quorum                                                      160,763           94.3           1
 Royal Ridge Phase II                                             123,740          100.0           1
                                                         --------------------  -----------         -

  Central Region Subtotal                                       4,920,337           98.5%         42               21.3%
                                                         --------------------  -----------

MOUNTAIN REGION
Denver, CO:
 Harlequin Plaza                                                  329,210           92.3           2
 Quebec Court I                                                   130,000          100.0           1
 Quebec Court II                                                  157,294          100.0           1
 Quebec Centre                                                    106,865           88.5           3
 Panorama Corporate Center I                                      100,881          100.0           1
 Panorama II                                                      100,916          100.0           1
 Panorama III                                                     136,850          100.0           1
 Panorama V                                                       137,953          100.0           1
Phoenix, AZ:
 Camelback Lakes                                                  201,373           99.9           2
 Pointe Corridor                                                  178,114           98.4           1
 Four Gateway                                                     136,817           96.5           1
 Highland Park                                                     78,970           90.6           1
 The Grove @ Black Canyon                                         104,571           95.9           1
 U.S. West                                                        532,506          100.0           4
 Concord Place                                                    133,555           82.7           1
Salt Lake City, UT:
 Sorenson Research Park                                           285,144           97.7           5
 Wasatch Corporate Center                                         178,231          100.0           3
 Wasatch Corporate Center 17, 18                                  121,654           99.3           2
 Sorenson X                                                        41,288          100.0           1
                                                         --------------------  -----------         -

  Mountain Region Subtotal                                      3,192,192           97.3%         33               13.8%
                                                         --------------------  -----------                       --------

TOTAL CONSOLIDATED PROPERTIES:                                 23,075,056                        276              100.0%
                                                         --------------------                                    --------
WEIGHTED AVERAGE                                                                    98.4%
                                                                               -----------

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
               Current Summary of Portfolio Operating Properties

________________________________________________________________________________

                                        Company's            Net
                                        Effective          Rentable
                                        Property             Area           Percent        Number
Property                                Ownership      (square feet)/(1)/  Leased/(2)/  of Buildings
--------                                ---------      -----------------   -----------  ------------
Unconsolidated Properties
-------------------------
Washington, D.C.:
 1717 Pennsylvania Avenue                 50.0%/(3)/             184,446       100.0%          1
 AARP Headquarters                        24.0 /(4)/             502,316       100.0           1
 Bond Building                            15.0 /(5)/             242,787        98.4           1
 Booz-Allen & Hamilton Building           50.0 /(6)/             222,989       100.0           1

Portland, OR:
 GM Call Center                           16.2 /(7)/             103,279       100.0           1

TOTAL UNCONSOLIDATED PROPERTIES:                               1,255,817                       5
                                                              ----------                     ---
WEIGHTED AVERAGE                                                                99.7%
                                                                               -----

ALL OPERATING PROPERTIES
------------------------
TOTAL:                                                        24,330,873                     281
                                                              ==========                     ===
WEIGHTED AVERAGE                                                                98.4%
                                                                               =====

_____________________
(1)  Includes office and retail space but excludes storage space.
(2) Includes space for leases that have been executed and have commenced as of June 30, 2000.
(3) The Company holds a 50% interest in the limited liability company that owns the property and serves as the entity's managing member.
(4) The Company holds an effective 24% interest in the property by virtue of a 48% general partner interest in a partnership that owns a 50% general partner interest in the property.
(5) The Company holds an effective 15% interest in the property by virtue of a 30.6% limited partner interest in a partnership that has a 49% limited partner interest in the property.
(6) The Company holds a 50% joint venture interest, and is the managing venturer.
(7)  The Company holds a 16.2% joint venture interest.

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                Lease Rollover Schedule - Stabilized Properties
--------------------------------------------------------------------------------


                                        Current   YTD Avg.   Vacant
Region / Market              Square    Occupancy  Occupancy   S.F.     2000        2001        2002      2003     2004     2005
---------------              ------    ---------  ---------   ----     ----        ----        ----      ----     ----     ----
                              Feet
                              ----
PACIFIC REGION:
San Francisco Bay Area     5,063,619     99.5%    99.1%     27,846       87,596    416,214    761,376    650,256   659,316   468,777
Orange County / Los
 Angeles                   1,817,363     99.2%    97.9%     15,084      191,797    158,644    232,364    196,181   343,635 1  86,970
Seattle                    1,501,679    100.0%    97.5%         --       43,606     90,599     24,274    230,924   274,241   430,686
San Diego                    992,816    100.0%    99.4%        355      157,967    198,000     77,234    147,602   142,119    37,366
Portland                     258,021     96.0%    79.2%     10,447        2,794         --         --         --    10,962    63,231

MOUNTAIN REGION:
Denver                     1,199,969     96.9%    96.5%     37,738       26,844     85,446    199,556    137,978   183,742   157,576
Phoenix                    1,365,906     96.9%    94.6%     42,613       85,601     82,098    206,194     93,960   113,787    91,451
Salt Lake City               626,317     98.8%    97.0%      7,290       18,885    104,531     45,520     90,769   252,336     9,810

CENTRAL REGION:
Chicago                    1,748,044     97.8%    96.0%     38,327      129,135    149,012    286,977    361,567   108,591   131,576
Dallas                     1,758,397     97.9%    97.7%     36,077       27,556    125,894    189,263    320,957   146,566    80,712
Austin                     1,413,896     99.9%    99.0%      1,043       20,713    112,169    381,892    106,289   375,433    51,624

SOUTHEAST REGION:
Washington, D.C.
     Downtown Properties   2,134,197     98.7%    99.0%     25,846      97,145      25,398    345,847    231,990   594,822    87,745
     Suburban Properties     792,718     99.7%    99.9%      2,195      49,104       6,259     41,671     27,339    89,835   195,699
Atlanta                    1,771,356     95.6%    94.0%     78,815     139,674     229,917    402,636    373,027   159,066    72,019
Boca Raton                   630,758     91.4%    92.6%     54,394      52,346      89,049     50,528     76,595    89,142    66,378
                          ----------    -----     ----     -------   ---------   ---------  ---------  --------- --------- ---------
Totals                    23,075,056     98.4%    97.3%    378,070   1,130,763   1,873,230  3,245,332  3,045,434 3,543,593 2,131,620
                          ==========    =====     ====     =======   =========   =========  =========  ========= ========= =========

                                                                                2010
                                                                                 &
Region / Market             2006         2007        2008         2009       Thereafter
---------------             ----         ----        ----         ----       ----------
PACIFIC REGION:
San Francisco Bay Area      614,577      479,894     678,592      199,903         19,272
Orange County / Los
 Angeles                    116,986      159,418     199,026           --         17,258
Seattle                      96,179           --          --      235,478         75,692
San Diego                    78,202           --          --       84,949         69,022
Portland                         --           --          --           --        170,587

MOUNTAIN REGION:
Denver                       76,945           --     157,294           --        136,850
Phoenix                      40,212      532,777          --       20,866         56,347
Salt Lake City               79,630       17,546          --           --             --

CENTRAL REGION:
Chicago                     128,714       33,042     259,761       12,800        108,542
Dallas                       13,530        7,282     242,326      568,234             --
Austin                       21,265      160,412      91,541           --         91,515

SOUTHEAST REGION:
Washington, D.C.
     Downtown Properties    203,842      219,882     221,074       77,976          2,630
     Suburban Properties     52,405          423          --      327,788             --
Atlanta                       3,191       73,059          --       39,482        200,470
Boca Raton                    3,095        6,033          --       16,837        126,361
                          ---------    ---------   ---------    ---------      ---------

Totals                    1,528,773    1,689,768   1,849,614    1,584,313      1,074,546
                          =========    =========   =========    =========      =========

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
               25 Largest Tenants - Based on Annualized Base Rent
--------------------------------------------------------------------------------

                                             Percentage of
                                          Portfolio Annualized                           Percentage of Occupied
                Tenant                            Rent                Square Feet              Square Feet
--------------------------------------------------------------     ----------------    ------------------------
International Monetary Fund                       3.30%                 498,918                  1.99%
AT&T                                              2.30%                 743,392                  2.96%
Electronic Data Systems Corp.                     2.13%                 560,698                  2.24%
Nokia, Inc.                                       2.07%                 401,434                  1.60%
US West Business Resources, Inc.                  1.87%                 532,506                  2.12%
Applied Materials, Inc.                           1.86%                 425,981                  1.70%
Peoplesoft, Inc.                                  1.74%                 359,686                  1.43%
Patton Boggs, L.L.P.                              1.57%                 180,444                  0.72%
Janus Capital Corporation                         1.54%                 456,540                  1.82%
Clarify, Inc.                                     1.34%                 265,048                  1.06%
Nextel Communications, Inc.                       1.17%                 327,788                  1.31%
GTE North, Inc.                                   1.16%                 321,255                  1.28%
Sun Microsystems, Inc.                            1.07%                 267,553                  1.07%
Capital One Services, Inc.                        0.97%                 322,364                  1.29%
Franklin Resources, Inc.                          0.95%                 118,616                  0.47%
Lattice Semiconductor Corp.                       0.94%                 216,650                  0.86%
Fujisawa USA, Inc.                                0.92%                 267,388                  1.07%
Pacific Bell Mobile Services                      0.92%                 198,093                  0.79%
SPS Payment Systems, Inc.                         0.90%                 248,474                  0.99%
Lucent Technologies                               0.90%                 262,804                  1.05%
Charles Schwab & Co., Inc.                        0.81%                 284,583                  1.13%
Safeco Insurance Co. of America                   0.79%                 265,658                  1.06%
Federal Deposit Insurance Corp.                   0.79%                 121,878                  0.49%
Software AG of North America                      0.76%                 173,419                  0.69%
Alliant Foodservice, Inc.                         0.75%                 264,112                  1.05%
                                       ------------------------     ----------------    ------------------------
TOTAL                                            33.52%                8,085,282                32.23%
                                       ========================     ================    ========================

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                     Current Development Activity By Market
================================================================================
($ In Thousands)

                                                                                   Estimated         Estimated
Property Under Construction @                                                     Construction      Stabilization    In Place
June 30, 2000:                                      Square Feet    Start Date    Completion Date        Date         Dev Costs
-------------------------------------------------  -------------  ------------  -----------------  ---------------  -----------
San Francisco Bay Area
         Valley Technology Center 6 (N)                  55,295        4Q99            3Q00               3Q00            8,288
         Valley Technology Center 7 (S)                  55,295        4Q99            3Q00               3Q00            8,288
                                                    -----------                                                     -----------
              San Francisco Bay Area Subtotal           110,590                                                          16,576
San Diego
         La Jolla B Spectrum Technology Park             76,894        3Q99            2Q00               2Q01            8,558
                                                    -----------                                                     -----------
              San Diego Subtotal                         76,894                                                           8,558
Salt Lake City
         Lake Park 1 & 2                                 78,056        2Q00            4Q00               4Q00            4,589
                                                    -----------                                                     -----------
              Salt Lake City Subtotal                    78,056                                                           4,589
Orange County/Los Angeles
         Art Institute                                   55,200        4Q99            3Q00               3Q00            8,894
                                                    -----------                                                     -----------
              Orange County/Los Angeles Subtotal         55,200                                                           8,894
Portland, Oregon
         Rock Creek Corporate Center 1                   65,436        3Q98            3Q99               3Q00            7,347
         Rock Creek Corporate Center 2                   66,198        3Q98            3Q99               3Q00            7,034
         Rock Creek Corporate Center 3                   11,028        3Q98            3Q99               3Q00            1,250
                                                    -----------                                                     -----------
              Portland, Oregon Subtotal                 142,662                                                          15,631
Denver
         Dry Creek Corporate Center Building 3           94,291        4Q99            4Q00               4Q01            4,505
         Panorama Corporate Center VIII                 136,850        1Q00            1Q01               4Q01            6,475
         Panorama Corporate Center X                     50,601        3Q99            2Q00               4Q00            4,765
                                                    -----------                                                     -----------
              Denver Subtotal                           281,742                                                          15,745
Washington DC
         King Street Exchange                            22,385        1Q00            4Q00               4Q00            2,118
                                                    -----------                                                     -----------
              Washington DC Subtotal                     22,385                                                           2,118
Austin
         Braker 3                                       192,451        2Q00            3Q01               3Q01            6,995
         Riata Building 7                                91,639        2Q00            4Q00               4Q00            4,183
         Riata Crossing 5                                48,125        2Q00            4Q00               4Q00            1,239
                                                    -----------                                                     -----------
              Austin Subtotal                           332,215                                                          12,417
Dallas
         Commons 2                                      223,470        4Q99            4Q00               4Q00           19,312
         Royal Ridge Bldg 7                             130,609        2Q00            4Q00               4Q01            2,598
                                                    -----------                                                     -----------
              Dallas Subtotal                           354,079                                                          21,910
Chicago
         Ten Parkway North                               99,566        4Q98            1Q00               4Q00           13,397
                                                    -----------                                                     -----------
              Chicago Subtotal                           99,566                                                          13,397
                                                                                                                    ===========
Total/Weighted Average                                1,553,389                                                     $   119,835
Less: Placed in service - Project to date               (90,756)                                                        (12,955)
                                                    -----------                                                     -----------
Total/Weighted Average                                1,462,633                                                     $   106,880
                                                    ===========                                                     ===========

Partially Owned Property Under Construction
-------------------------------------------------------------------------------------------------------------------------------
Austin
     300 West Sixth Street                              444,643        2Q00            4Q01               4Q01           12,253
                                                    -----------                                                     -----------
           Austin Subtotal                              444,643                                                          12,253
Washington DC
     799 9/th/ Street                                   198,162        2Q00            4Q01               4Q01           21,289
     1201 F Street                                      227,165        3Q98            2Q00               2Q01           41,219
                                                    -----------                                                   -------------
            Washington DC Subtotal                      425,327                                                          62,508
                                                    -----------                                                    ------------
Total/Weighted Average (Partially Owned)                869,970                                                          74,761
                                                    ===========                                                     ===========

                                                     Estimated
                                                     Remaining      Total       % Estimated    % Currently
Property Under Construction @                         Costs to    Projected      Stabilized     Leased or
June 30, 2000:                                        Complete    Investment       Return       Committed
--------------------------------------------------  -----------  ------------  -------------  -------------
San Francisco Bay Area
         Valley Technology Center 6 (N)                   3,086        11,374       12.8          100.0
         Valley Technology Center 7 (S)                   3,086        11,374       12.8          100.0
                                                    -----------  ------------  -------------  -------------
              San Francisco Bay Area Subtotal             6,172        22,748       12.8          100.0
San Diego
         La Jolla B Spectrum Technology Park              9,337        17,895       13.9           52.0
                                                    -----------  ------------  -------------  -------------
              San Diego Subtotal                          9,337        17,895       13.9           52.0
Salt Lake City
         Lake Park 1 & 2                                  5,511        10,100       10.4          100.0
                                                    -----------  ------------  -------------  -------------
              Salt Lake City Subtotal                     5,511        10,100       10.4          100.0
Orange County/Los Angeles
         Art Institute                                      199         9,093       15.3          100.0
                                                    -----------  ------------  -------------  -------------
              Orange County/Los Angeles Subtotal            199         9,093       15.3          100.0
Portland, Oregon
         Rock Creek Corporate Center 1                    1,806         9,153       10.6          100.0
         Rock Creek Corporate Center 2                    2,515         9,549       10.4          100.0
         Rock Creek Corporate Center 3                      339         1,589       10.4          100.0
                                                    -----------  ------------  -------------  -------------
              Portland, Oregon Subtotal                   4,660        20,291       10.5          100.0
Denver
         Dry Creek Corporate Center Building 3            7,285        11,790       11.1            0.0
         Panorama Corporate Center VIII                  21,515        27,990        9.8          100.0
         Panorama Corporate Center X                      1,702         6,467       13.4          100.0
                                                    -----------  ------------  -------------  -------------
              Denver Subtotal                            30,502        46,247       10.6           66.5
Washington DC
         King Street Exchange                             4,176         6,294     N/A (1)         100.0
                                                    -----------  ------------  -------------  -------------
              Washington DC Subtotal                      4,176         6,294                     100.0
Austin
         Braker 3                                        24,347        31,342       11.2          100.0
         Riata Building 7                                10,393        14,576       11.2          100.0
         Riata Crossing 5                                 4,966         6,205       10.1          100.0
                                                    -----------  ------------  -------------  -------------
              Austin Subtotal                            39,706        52,123       11.1          100.0
Dallas
         Commons 2                                       24,446        43,758       10.4          100.0
         Royal Ridge Bldg 7                              12,309        14,907       10.3           50.0
                                                    -----------  ------------  -------------  -------------
              Dallas Subtotal                            36,755        58,665       10.4          100.0
Chicago
         Ten Parkway North                                2,410        15,807       11.4           91.0
                                                    -----------  ------------  -------------  -------------
              Chicago Subtotal                            2,410        15,807       11.4           91.0
                                                    ===========  ============  =============  =============
Total/Weighted Average                              $   139,428  $    259,263       11.3           86.8
Less:  Placed in service - Project to date               (2,240)      (15,195)
                                                    -----------  ------------
Total/Weighted Average                              $   137,188  $    244,068       11.3           85.9
                                                    ===========  ============  =============  =============

Partially Owned Property Under Construction
-----------------------------------------------------------------------------------------------------------
Austin
     300 West Sixth Street                               82,352        94,605       10.9           38.7
                                                    -----------  ------------  -------------  -------------
           Austin Subtotal                               82,352        94,605       10.9           38.7
Washington DC
     799 9/th/ Street                                    38,708        59,997        9.6           77.8
     1201 F Street                                       35,059        76,278       10.0           91.2
                                                    -----------  ------------  -------------  -------------
            Washington DC Subtotal                       73,767       136,275        9.8           41.5
                                                    -----------  ------------  -------------  -------------
Total/Weighted Average (Partially Owned)                156,119       230,880       10.3           61.3
                                                    ===========  ============  =============  =============

(1)  Building under contract to be sold to user upon completion.

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                    Land Held For Future Development Summary

--------------------------------------------------------------------------------

                                                                                     Owned or Controlled
                                                                                             Land
                                                                                  --------------------------
                                                                                                  Buildable
                                                                                                    Square
Region/Property                                           Market                     Acres          Footage
------------------------------------------     -------------------------------    ------------   ------------
Pacific Region:
 Fremont Technology Park D-F                       San Francisco Bay Area              10           151,545
 Sunset Corporate                                        Portland, OR                   9           124,800
                                                                                  ------------   ------------
      Subtotal                                                                         19           276,345
Mountain Region:
 Panorama Corporate C1enter IV, VI, VII                  Denver, CO                    21           366,748
 Panorama IX                                             Denver, CO                     6           120,000
 Dry Creek Corporate Center                              Denver, CO                    49           772,291
 East Gateway                                            Phoenix, AZ                   11           228,828
 Sorenson Research Park XI                            Salt Lake City, UT                6            80,238
 Wasatch 16                                           Salt Lake City, UT                5            80,238
                                                                                  ------------   ------------
  Subtotal                                                                             98         1,648,343
Central Region:
 Braker Pointe                                           Austin, TX                    17           557,549
 Riata 1                                                 Austin, TX                     4            61,585
 Riata Crossing 4-6                                      Austin, TX                    13           127,905
 Parkway North                                           Chicago, IL                   16           375,000
 Tollway Plaza III                                       Dallas, TX                     4           134,400
 Royal Ridge II                                          Dallas, TX                    18           316,786
 Royal Ridge III                                         Dallas, TX                     9           130,609
                                                                                  ------------   ------------
  Subtotal                                                                             81         1,703,834
Southeast Region:
 Peninsula Corporate Center 1-2                        Boca Raton, FL                   8           221,350
 Preston Ridge                                           Atlanta, GA                   14            96,000
                                                                                  ------------   ------------
  Subtotal                                                                             22           317,350
                                                                                  ------------   ------------
       Total                                                                          220         3,945,872
                                                                                  ============   ============

                                      20